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                                                                    EXHIBIT 23.3



                     [LETTERHEAD OF HAZEL & THOMAS, P.C.]

                               January 28, 1997


Re:  Deltek Systems, Inc.
     Registration Statement on Form S-1
     Registration No. 333-18247


      We hereby consent to the use of our name wherever it appears in the above-referenced Registration Statement, including the Prospectus constituting a part thereof, as originally filed or as subsequently amended.

                                          /s/  Hazel & Thomas, P.C.